                        Van Eck Worldwide Balanced Fund
                    --------------------------------------
                               1997 Annual Report

Dear Fellow Shareholder:

Once again, as they did in 1995 and 1996, global equity markets registered strong gains in 1997, with western markets considerably more upbeat than those in Asia. Although global bond markets benefited from falling inflation expectations in the wake of Asia's turmoil, the strength of the U.S. dollar limited gains to unhedged investors. The Worldwide Balanced Fund had a strong year in 1997, achieving a total return of 10.4%*. This compares very favorably to the 8.6% average return posted by the 72 global asset allocation/global market funds as measured by Micropal, Inc., a mutual fund evaluation service. The Fund's limited exposure to Japanese and Asian Pacific equities contributed to its superior performance in 1997.

World Equity Markets
In aggregate, global equity markets turned in a solid performance in 1997, gaining 15.8%+. However, as has been the norm throughout the 1990's, performance varied significantly among individual regions. Strong earnings growth and a favorable interest rate environment propelled the U.S. stock market to a 33.4% gain, as measured by the S&P 500 Index. The UK, Europe and Latin America turned in solid 20%-plus returns; unfortunately, Asian countries posted returns of a similar magnitude in negative territory. This was largely due to the meltdown of Asian currencies, equities and economies--the investment story that eclipsed all others this past year. The fallout soon spread to Japan's already fragile market and economy, as well as to Latin America's previously healthy markets. Europe, the UK and the U.S., although affected by the turmoil, were more resilient and thus able to recover from an initial bout of investor jitters.

The United States
The U.S.'s robust equity returns were achieved in an environment of increased volatility, particularly in October when the sell-off of global equities caused a 10% U.S. market correction. Nonetheless, many sectors enjoyed record gains. Pharmaceuticals and financial services were notably strong sectors and are two areas where the Fund had substantial holdings (e.g., Merck and AIG). Looking ahead, we anticipate a slowing economic environment where bottom-up stock picking, rather than sector selection, will be the key to outperformance. In addition, we will focus more on domestically-oriented names, rather than multi-nationals, in order to minimize exposure to Asia's problems.

The United Kingdom and Continental Europe
Compared to the gyrations in Asia, the UK and European equity markets were quite calm in 1997. The elections in the UK and France were the only notable political events and both were eventually accepted by financial markets. Confidence in European Monetary Union (EMU) grew over the course of the year; what once seemed unlikely now appears attainable by January 1999. The success in lowering budget deficits and inflation increased EMU's credibility in the financial markets as well as widened the probable membership from a narrow few to eleven countries. With a stronger political consensus in place for EMU, interest rate convergence continued, with rates declining in some peripheral countries, such as Spain, Italy and parts of Scandinavia. Europe's low interest-rate environment, coupled with strong growth across the Atlantic, led to further strengthening of the U.S. dollar, igniting export-led growth on the Continent and providing strong support for European equity markets.

Spain (+25.4%) and Italy (+35.5%) were the flag-bearers for the interest-rate convergence theme, while Switzerland (+44.3%), Germany (+24.6%) and the Netherlands (+23.8%) benefited from newfound competitiveness in their export markets. The much anticipated start of consolidation among European banks and insurance companies led to strong outperformance by these sectors.

Japan
Investing in Japan was difficult in 1997, even without considering the impact of Asia's crisis. The Nikkei 225 started the year in typical 90's fashion, with an 11% sell-off in the face of an anticipated slowdown in economic growth. The market staged a temporary comeback in April and May, rallying 16%, as investors anticipated a relatively benign reaction to April tax hikes. By June, however, Japanese equities sold off sharply as investors comprehended the negative impact of the tax hikes on consumption and corporate capital investment plans. With hindsight, the early positive readings were clearly misguided; Japan's economy declined at an 11% annualized rate in the second quarter.

Prior to Asia's crisis, the one positive factor for Japan over the past two years had been the competitiveness of its currency. However, as Asia's woes intensified, the yen became overvalued relative to its neighboring currencies, which had devalued as much as 50% in just three months. Japan's already weak domestic economy and crippled banking system, coupled with Asia's currency devaluations, led to renewed weakness in Japanese equities, which declined 23.7% for the year (14.5% in yen terms).

Asia Pacific
Although our outlook for Asia Pacific had been negative since midyear, we-- along with most investment professionals and investors--did not fully anticipate the currency and market meltdown that occurred. What started as a local problem in Thailand, quickly spread to Malaysia, Indonesia and the Philippines, eventually working north towards Hong Kong and South Korea. Although the specifics vary by country, the general problems in the region were and continue to be high current account and fiscal deficits, excessive foreign currency borrowing used to fund inefficient capital spending (e.g., empty office towers), and government interference in banking systems and capital markets.

Even with International Monetary Fund (IMF) bail-out packages in place for specific countries, investors have been hesitant to return to the region until the long-term causes, such as government intervention in the free market system, have been addressed. The magnitude of the currency and equity market declines certainly exceeded investors' pessimistic expectations; in 1997, the MSCI Far East Emerging Markets Free Index declined 56.2% (34.6% in local currency terms). We currently maintain minimal exposure to the region.

Latin America
Unlike their Asian counterparts, Latin American equities generated impressive returns in 1997, rising 31.6%. The primary differences between the two regions were: 1) growth was accelerating in Latin America while decelerating in Southeast Asia; 2) investment spending in Latin America had been geared to more productive areas; and 3) Latin American governments have been pursuing pro-market policies while trying to shrink the government's role.

While growth prospects were indeed better in Latin America, the region was not immune to the Asian sell-off. Brazil was the main target, as investors focused on the country's relatively high current account deficit, questioning whether the Brazilian real would be able to maintain its link to the U.S. dollar. The jury is still out on this issue; one could argue that the controlled 7% annual devaluation versus the dollar would eliminate the currency's 15% to 20% overvaluation within a few years. Further, the government continues to take appropriate steps to reform the public sector and reduce the fiscal deficit. Nonetheless, if the pressure on its currency becomes excessive, the government may have no choice. While this is unlikely, we recognize the increased risk in Latin American equities. Subsequently, we reduced the Fund's exposure to the region.

World Bond Markets
For global fixed income markets, 1997 was marked by four major themes: 1) the fall of global inflation rates and expectations; 2) the continued strength of the U.S. dollar; 3) the march towards EMU; and most recently, 4) Asia's turbulence. While not well positioned for the first of these trends, the Fund was and remains well placed to profit from the latter three.

The United States
The absence of inflationary pressures in the U.S., in what was the seventh year of economic expansion, is remarkable. Indeed, recent data show inflation under 2.0%, a new low for this cycle. This is especially notable given the buoyant stock market and low levels of unemployment. The strong dollar and weak demand in Asia were in part responsible for this situation; this prevented the Federal Reserve from taking further action following its 0.25% hike in short-term interest rates in March, even as economic growth approached 4.0%. This environment, which also reflected the advantages of a shrinking federal budget deficit, drove long-term bond yields below 6.5% (eventually falling through 6.0%), even as unemployment fell to its lowest levels in 24 years. Early in the year, we were underweight in our duration exposure (a measure of the portfolio's sensitivity to changing interest rates) relative to the Salomon Smith Barney World Government Bond Index as we believed that a continuation of above-trend growth (which did happen) would cause the Federal

Reserve to continue to raise interest rates (which didn't happen); by year end, our duration exposure was neutral relative to the Index.

The United Kingdom and Continental Europe
In 1997, Europe made the steady march toward EMU, slated to begin in January 1999. Long-term yields in the "EMU-11" continued to converge, with rates declining the most in the peripheral markets of Italy and Spain. The UK bond market took top honors in performance, rising 14.8% in local currency terms. The Bank of England was granted freedom to set interest rates by the victorious Labour Party, leading to a sharp fall in government bond yields. The new government also signaled its preference for joining EMU in the future, further boosting bond prices.

Japan
In Japan, bond yields fell to the lowest levels in a developed country since World War II, with ten-year yields declining to 1.8%. The economy weakened once more as government efforts to reduce the budget deficit depressed final demand. With short-term rates already at 0.5%, the authorities looked to a weaker yen to boost exports. With such low yields and the risk of a policy shift (which seemingly began at year end) throughout the year, we saw little value in Japanese bonds.

Asia Pacific
It is likely that 1997 will most be remembered for the collapse of the "Asian miracle." At the start of 1997, the currencies of Thailand, Malaysia, the Philippines, Indonesia (the ASEAN 4: the Association of South East Asian Nations), Taiwan, South Korea and Hong Kong were either tied directly to the U.S. dollar or more loosely linked. By year end, Hong Kong was the only country able to maintain its peg, while its neighbors' previously stable currencies plunged more than 50% against the dollar. As long as the currency problems were limited to the ASEAN 4, a group of countries with a small share of global trade, western markets were unaffected. However, as one currency after another sank, pressure built on Hong Kong and South Korea, two nations with more sizable economies and which are bigger players in global trade. As Hong Kong stocks plummeted and the Korean won sank, western markets shuddered. The ensuing flight-to-quality pushed U.S. and European bond yields lower and led the U.S. dollar sharply higher. Additionally, falling gold and other commodity prices reignited fears that Asia's crisis would push the global economy into deflation, providing a further boost to bond prices.

The Outlook
In 1998, the international investment arena promises to be quite challenging. The two most pressing issues are: 1) how Japan will address its economic and banking system woes; and 2) the willingness of Asian governments to work with the IMF and the eventual success of the rescue packages. Although it is too early to render a verdict on Japan, the recently released bank rescue plan, similar to the U.S. savings and loan rescue plan, and the tax cut package are clearly steps in the right direction. More important, however, are the implementation details, which should be ironed out over the next couple of months.

As a result of Asia's financial crisis, growth prospects in the region are quite poor for 1998. Even if the Asian governments work with the IMF, the medicine will be painful for their domestic economies. The economies will have to depend on exports for growth next year, thereby all but eliminating any global inflationary worries. Investors will not be lured back to the region any time soon in anticipation of a sharp pick-up in economic growth. Rather, a change in the fundamental interrelationships between governments and businesses and a more pro-market stance should provide impetus to investors to make long-term investments in the region's equities and currencies.

While Japan and Asia Pacific may begin to sort out their problems in the first half of 1998, at this stage we are hesitant to give them the benefit of the doubt. Given this, the Fund continues to focus on U.S. and European equities, which should benefit from relatively strong earnings growth in 1998 (the U.S. will benefit more from low interest rates). Additionally, Asia's problems are likely to warrant a scarcity premium for UK and European equities. Lastly, while the risk of investing in Latin America has increased, the return potential merits the Fund's exposure.

The outlook for fixed income markets will be greatly impacted by how soon Asia's currency volatility ends. A worsening of the situation would reduce global growth prospects, as well as impart a further deflationary influence on commodity and product prices. This would be unambiguously good news for developed bond markets, particularly the U.S. and European markets. If the crisis abates, we may add exposure to select emerging markets in Latin America and Eastern Europe, which now offer outstanding long-term value. On the other hand, if it deepens, the Fund's current fixed income portfolio of high-quality, largely government securities should continue to perform well.

We appreciate your participation in the Worldwide Balanced Fund and look forward to helping you meet your investment goals in the future.


[PHOTO]                        [PHOTO]

/s/ John C. van Eck

John C. van Eck                Derek S. van Eck
Chairman                       Portfolio Manager

January 20, 1998

+ Note: unless otherwise stated, all stock market returns are Morgan Stanley Capital International (MSCI) Indices, measured in U.S. dollar terms, and reflect the reinvestment of net dividends.


                        Van Eck Worldwide Balanced Fund
                         vs. Global Balanced Index/2/

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]

                Van Eck Worldwide       Global Balanced
                  Balanced Fund               Index
                -----------------       ---------------

12/94                 10000                  10000
                      10000                   9995
                      10000                  10186
3/95                  10000                  10724
                      10000                  11029
                      10000                  11211
6/95                  10000                  11237
                      10000                  11586
                      10000                  11273
9/95                   9991                  11572
                       9960                  11499
                      10010                  11791
12/95                  9990                  12049
                      10120                  12122
                      10180                  12143
3/96                  10200                  12259
                      10290                  12413
                      10341                  12422
6/96                  10351                  12500
                      10301                  12333
                      10401                  12438
9/96                  10581                  12752
                      10681                  12902
                      10892                  13406
12/96                 11152                  13235
                      11382                  13190
                      11362                  13243
3/97                  11167                  13047
                      11433                  13259
                      11843                  13895
6/97                  12109                  14379
                      12569                  14733
                      12170                  14139
9/97                  12365                  14722
                      12088                  14380
                      12140                  14446
12/97                 12314                  14536


--------------------------------------------------------------------------
 *Average Total Return 12/31/97         1 Year         Since Inception/1/
--------------------------------------------------------------------------
  Van Eck Worldwide Balanced Fund/3/     10.4%                7.1%
--------------------------------------------------------------------------
  Global Balanced Index                   9.8%               13.3%
--------------------------------------------------------------------------


Past performance is not indicative of future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The graph shows month-end net asset values; however, the net asset value fluctuates daily.

1. Inception date for the Worldwide Balanced Fund is 12/23/94.

2. The Global Balanced Index consists of 60% Morgan Stanley Capital International World Equity Index & 40% Salomon Smith Barney World Government Bond Index.

3. Performance does not reflect the impact of the Fund's expenses, as they have been fully reimbursed by the Adviser since the Fund's inception.

This graph compares an initial $10,000 investment in the Van Eck Worldwide Balanced Fund made at its inception with a similar investment in a Global Balanced Index.

THE GLOBAL BALANCED INDEX IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS, BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

                            Worldwide Balanced Fund
                       Schedule of Portfolio Investments
                               December 31, 1997

                                                      No. of  Value
Common Stocks                                         Shares (Note 1)
---------------------------------------------------------------------
Argentina: 0.90%
Banco de Galicia Buenos Aires (ADR)                     500  $ 12,875
Telecom Argentina Stet-France Telecom S.A. (ADR)        600    21,450
                                                             --------
                                                               34,325
                                                             --------
Brazil: 0.92%
Telecomunicacoes Brasileiras S.A. (ADR)                 300    34,931
                                                             --------
Chile: 0.22%
Chilgener S.A. (ADR)                                    332     8,134
                                                             --------
Finland: 0.19%
Nokia AB "A" (ADR)                                      100     7,000
                                                             --------
France: 1.44%
Carrefour S.A.                                           50    26,065
Scor S.A.                                               600    28,668
                                                             --------
                                                               54,733
                                                             --------
Germany: 1.09%
Hoechst AG                                              400    14,012
VEBA AG                                                 400    27,245
                                                             --------
                                                               41,257
                                                             --------
Hong Kong: 1.07%
Cheung Kong (Holdings) Ltd. (ADR)                     3,500    23,188
Sun Hung Kai Properties Ltd. (ADR)                    2,500    17,500
                                                             --------
                                                               40,688
                                                             --------
Japan: 3.04%
Canon, Inc. (ADR)                                       200    23,350
Hitachi Ltd. (ADR)                                      300    20,756
Matsushita Electric Industrial Co. Ltd.               2,000    29,294
Mitsubishi Heavy Industries Ltd.                      4,000    16,687
Nomura Securities Co. Ltd. (ADR)                         30     3,990
Yamatake-Honeywell                                    2,000    21,319
                                                             --------
                                                              115,396
                                                             --------
Mexico: 1.08%
Apasco S.A.                                           6,000    41,279
                                                             --------
Netherlands: 1.91%
ING Groep N.V. (ADR)                                    800    33,850
Philips Electronics N.V.                                 50     3,000
Philips Electronics N.V. (ADR)                           50     3,025
Royal Dutch Petroleum Co. (New York Registry Shares)    600    32,513
                                                             --------
                                                               72,388
                                                             --------
Spain: 0.04%
Compania Sevillana de Electricidad                      168     1,571
                                                             --------
Sweden: 0.11%
Kinnevik AB "B"                                         100     1,657
NetCom Systems AB "A"+                                  100     2,149
Modern Times Group Mfg.+                                100       599
                                                             --------
                                                                4,405
                                                             --------
Switzerland: 0.85%
ABB AG-Registered                                        50    12,620
Roche Holdings AG                                         2    19,843
                                                             --------
                                                               32,463
                                                             --------
Thailand: 0.01%
Krung Thai Bank Ltd. "F"                              1,000       213
                                                             --------
United Kingdom: 0.67%
British Aerospace PLC                                   500    14,359
Compass Group PLC                                       900    11,045
                                                             --------
                                                               25,404
                                                             --------

                                            No. of     Value
Common Stocks                               Shares    (Note 1)
---------------------------------------------------------------
United States: 25.90%
Allied Signal, Inc.                              300 $   11,681
American Express Co.                             700     62,475
American International Group                   1,100    119,625
Boeing Co.                                       600     29,363
Burlington Northern Santa Fe Group, Inc.         700     65,056
Chase Manhattan Corp.                            400     43,800
Cisco Systems Inc.+                              900     50,175
Disney (Walt) Co. (The)                          400     39,625
Federal National Mortgage Association          1,500     85,594
Intel Corp.                                      700     49,175
Lucent Technologies, Inc.                      1,000     79,875
Merck & Co.                                    1,400    148,748
Mobil Corp.                                      600     43,313
Monsanto Co.                                     800     33,600
Pfizer, Inc.                                     900     67,106
Solutia, Inc.                                    160      4,270
SunAmerica, Inc.                               1,200     51,300
                                                     ----------
                                                        984,783
                                                     ----------
Total Common Stocks: 39.44%
(Cost: $1,243,590)                                    1,498,968
                                                     ----------
                                          Principal
Long-Term Bond: 38.67%                      Amount
---------------------------------------------------
U.S. Treasury Note 6.125% due 12/31/2001
(Cost: $1,462,570)                        $1,450,000  1,469,939
                                                     ----------
Short-Term Obligation: 9.18%
---------------------------------------------------
U.S. Treasury Bill Interest Yield 5.32%
due 1/22/1998 (Amortized Cost: $348,938)    $350,000    348,938
                                                     ----------
Total Investments: 87.29%                             3,317,845
(Cost: $3,055,098)
Other assets less liabilities: 12.71%                   482,921
                                                     ----------
Net Assets: 100%                                     $3,800,766
                                                     ==========

Glossary:
ADR--American Depositary Receipt
"F"--Foreign Registry
+--Non-income producing.

                                       % of
Summary of Investments by Industry  Net Assets
----------------------------------------------
Aerospace & Defense                     1.6%
Banks                                   2.4%
Brokerage                               0.1%
Cement                                  1.1%
Chemicals                               1.4%
Drugs                                   1.8%
Electronics & Electrical Equipment      2.2%
Entertainment & Leisure Time            1.0%
Financial Services                      5.3%
Insurance                               3.9%
Manufacturing                           0.3%
Office Equipment                        0.6%
Oil Integrated--International           2.0%
Pharmaceuticals                         4.4%
Real Estate                             1.1%
Restaurants                             0.3%
Retail                                  0.7%
Semiconductors & Equipment              1.3%
Telecommunications                      3.6%
Thrift Holding Company                  1.3%
Transportation                          1.7%
U.S. Government Obligations            47.9%
Utilities                               1.3%
Other assets less liabilities          12.7%
                                       ----
                                        100%
                                       ====

                       See Notes to Financial Statements.

                  Worldwide Balanced Fund Financial Statements
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1997

Assets:
Investments at value (identified cost, $3,055,098) (Note 1)........  $3,317,845
Cash...............................................................     780,671
Receivables:
 From Advisor......................................................      30,823
 Capital shares sold...............................................       6,559
 Interest and dividends............................................       1,771
Deferred organization costs (Note 1) and other assets..............      12,847
                                                                     ----------
  Total assets.....................................................   4,150,516
                                                                     ----------
Liabilities:
Payables:
 Securities purchased..............................................     303,848
 Capital shares redeemed...........................................       3,671
Accounts payable...................................................      42,231
                                                                     ----------
  Total liabilities................................................     349,750
                                                                     ----------
Net Assets.........................................................  $3,800,766
                                                                     ==========
Shares outstanding.................................................     315,961
                                                                     ==========
Net asset value, redemption and offering price per share
 ($3,800,766 / 315,961)............................................      $12.03
                                                                     ==========
Net assets consist of:
 Aggregate paid in capital.........................................  $3,443,755
 Unrealized appreciation of investments and foreign currency.......     262,225
 Undistributed net investment income...............................      94,786
                                                                     ----------
                                                                     $3,800,766
                                                                     ==========

--------------------------------------------------------------------------------
Statement of Operations

                                                               Year Ended
                                                            December 31, 1997
                                                            ------------------
Income:
Dividends (less foreign taxes withheld $825)...............           $ 16,459
Interest...................................................             80,993
                                                                      --------
                                                                        97,452
Expenses:
Management (Note 2)........................................ $ 21,879
Administration (Note 2)....................................    9,931
Professional...............................................   23,918
Shareholder reporting......................................   15,044
Amortization of organization costs (Note 2)................      913
Custody....................................................      880
Other......................................................    1,537
                                                            --------
Total expenses.............................................   74,102
Expenses assumed by the Advisor and reduced by a custodian
 fee arrangement (Note 2)..................................  (74,102)
                                                            --------
Net Expenses...............................................                --
                                                                      --------
Net investment income......................................             97,452
Realized and Unrealized Gain (Loss) of Investments (Note
 3):
Realized loss from foreign currency transactions...........               (938)
Change in unrealized depreciation of foreign currency
 receivables and payables..................................                (69)
Change in unrealized appreciation of investments...........            164,701
                                                                      --------
Net Increase in Net Assets Resulting from Operations.......           $261,146
                                                                      ========

                       See Notes to Financial Statements.

                  Worldwide Balanced Fund Financial Statements
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                       For the
                                                     Eight Months
                                        For the         Ended          Year
                                      Year Ended     December 31,     Ended
                                   December 31, 1997     1996     April 30, 1996
                                   ----------------- ------------ --------------
Increase in Net Assets:
 Operations:
 Net investment income...........     $    97,452     $   40,083     $    787
 Realized gain from security
  transactions...................             --             883          --
 Realized gain (loss) from
  foreign currency transactions..            (938)           924          --
 Change in unrealized
  depreciation of foreign
  currency receivables and
  payables.......................             (69)          (453)         --
 Change in unrealized
  appreciation of investments....         164,701         87,495       10,551
                                      -----------     ----------     --------
 Increase in net assets resulting
  from operations................         261,146        128,932       11,338
                                      -----------     ----------     --------
 Dividends to shareholders from
  net investment income..........         (43,593)          (812)         --
                                      -----------     ----------     --------
Capital share transactions:*
 Net proceeds from sale of
  shares.........................       2,860,034      1,647,934      653,649
 Reinvestment of dividends.......          43,593            812          --
                                      -----------     ----------     --------
                                        2,903,627      1,648,746      653,649
 Cost of shares reacquired.......      (1,085,994)      (619,220)     (71,259)
                                      -----------     ----------     --------
 Increase in net assets resulting
  from capital share
  transactions...................       1,817,633      1,029,526      582,390
                                      -----------     ----------     --------
  Total increase in net assets...       2,035,186      1,157,646      593,728
Net Assets:
 Beginning of period.............       1,765,580        607,934       14,206
                                      -----------     ----------     --------
 End of period (including
  undistributed net investment
  income of $94,786, $40,982 and
  $787, respectively)............     $ 3,800,766     $1,765,580     $607,934
                                      ===========     ==========     ========
*Shares of Beneficial Interest
 Outstanding, Issued and Redeemed
 (with an unlimited number of
 $.001 par value shares
 authorized)
 Shares sold.....................         246,044        157,450       64,737
 Dividend reinvestment...........           3,920             79          --
                                      -----------     ----------     --------
                                          249,964        157,529       64,737
 Shares reacquired...............         (92,547)       (58,046)      (7,097)
                                      -----------     ----------     --------
 Net increase....................         157,417         99,483       57,640
                                      ===========     ==========     ========


                       See Notes to Financial Statements.

                 Worldwide Balanced Fund Financial Statements
-------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period

                                              For the                          For the
                                            Eight Months                     Period from
                                               Ended                      December 23, 1994+
                             Year Ended     December 31,     Year Ended           to
                          December 31, 1997     1996       April 30, 1996   April 30, 1995
                          ----------------- ------------   -------------- ------------------
Net Asset Value,
 Beginning of Period....       $ 11.14        $ 10.29         $ 10.00          $ 10.00
                               -------        -------         -------          -------
Income From Investment
 Operations:
 Net Investment Income..          0.29           0.25            0.04++           0.00
 Net Gains on Securities
  (both realized and
  unrealized)...........          0.85           0.61            0.25             0.00
                               -------        -------         -------          -------
Total From Investment
 Operations.............          1.14           0.86            0.29             0.00
                               -------        -------         -------          -------
Less: Distributions from
 Net Investment Income..         (0.25)         (0.01)            --               --
                               -------        -------         -------          -------
Net Asset Value, End of
 Period.................       $ 12.03        $ 11.14         $ 10.29          $ 10.00
                               =======        =======         =======          =======
Total Return (a)........         10.42%          8.38%           2.90%            0.00%
--------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........       $ 3,801        $ 1,766         $   608          $    14
Ratio of Gross Expenses
 to Average Net Assets..          2.54%          2.49%(b)       12.61%           78.40%(b)
Ratio of Net Expenses to
 Average Net Assets.....          0.00%          0.00%(b)        0.00%            0.00%(b)
Ratio of Net Income to
 Average Net Assets.....          3.34%          4.27%(b)        0.42%            0.00%(b)
Portfolio Turnover Rate.          0.00%          0.76%           0.00%            0.00%
Average Commission Rate
 Paid (c)...............       $0.0572        $0.0790         $0.0422

-------
 + Commencement of operations.
++ Based on average shares outstanding.
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. Total returns for the periods of less than one year were not annualized.
(b) Annualized.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for trades in which commission is charged.

                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
Notes to Financial Statements

Note 1--Significant Accounting Policies:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Balanced Fund series, a non-diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates, and the actual amounts could differ.

A. Security Valuation--Securities traded on national exchanges and traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. Recognized gains or losses on security transactions attributable to foreign currency fluctuations are recorded as net realized gains and losses on investments. The portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences primarily are due to differing treatments of foreign currency transactions. The effect of these differences

                            Worldwide Balanced Fund
-------------------------------------------------------------------------------
  for the year ending December 31, 1997 increased undistributed net investment income and decreased accumulated net realized gain by $99.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred Organization Costs--Deferred organization costs are being amortized over a period of five years.

Note 2--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of average daily net assets. Van Eck Associates Corporation also earns fees for accounting and administrative services. The fee is based on an annual rate of .25 of 1% of the Fund's average daily net assets. Fiduciary International, Inc., the sub-investment advisor, earns fees for investment management. The fee is based on an annual rate of .50 of 1% of the Fund's average daily net assets and is paid by the Adviser from the advisory fees it receives from the Fund. The sub-investment adviser waived its fee for the year ended December 31, 1997. Van Eck Associates Corporation agreed to waive its management fees and administrative fees and assume all other expenses for the year ended December 31, 1997, in the amount of $73,222. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation or the parent company of Fiduciary International, Inc.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's operating expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $880 under this arrangement. The Fund could have invested the assets used in connection with the custodian fee arrangement in an income producing asset if it had not entered into such an arrangement.

Note 3--Purchases and sales of securities, other than short-term obligations, aggregated $1,317,295 and $0, respectively, for the year ended December 31, 1997. For federal income tax purposes, the identified cost of investments owned at December 31, 1997 was $3,055,098.

As of December 31, 1997, net unrealized appreciation for federal income tax purposes aggregated $262,747, of which $326,592 related to appreciated securities and $63,845 related to depreciated securities.

Note 4--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and consideration not typically associated with investing in U.S. issuers. These risks include re-evaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 5--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service. The Fund has elected to show the deferred liability net of the asset for financial statement purposes.

As of December 31, 1997, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $304.

Note 6--An income dividend of $0.30 a share was paid on January 30, 1998 to shareholders of record on January 28, 1998, with the reinvestment date of January 30, 1998.

Note 7--Subsequent Event--On December 1, 1997, the Trustees of the Fund approved the liquidation of the Fund.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Eck Worldwide Insurance Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Worldwide Balanced Fund (the "Fund") (one of the series constituting the Van Eck Worldwide Insurance Trust) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the eight months ended December 31, 1996, and for the year ended April 30, 1996, and the financial highlights for the year then ended, for the eight months ended December 31, 1996 for the year ended April 30, 1996, and for the period from December 23, 1994 (commencement of operations) to April 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Worldwide Balanced Fund series of the Van Eck Worldwide Insurance Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.

                                      COOPERS & LYBRAND L.L.P.

New York, New York
February 13, 1998

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

December 31, 1997



VAN ECK
WORLDWIDE
INSURANCE TRUST
ANNUAL REPORT

Worldwide
Balanced Fund


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VAN ECK WORLDWIDE
INSURANCE TRUST

-----------------------

Worldwide Balanced Fund



Van Eck Worldwide Insurance Trust
----------------------------------
99 Park Avenue, New York, NY 10016



This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.

FR1998-0123-0057


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